Business combinations	12 Months Ended
Dec. 31, 2022
Business combinations [Abstract]
Business combinations and other significant transactions	Business combinations and other significant transactions
Business combinations
The group undertook a number of business combinations during 2022. Total consideration paid in cash amounted to $3,671 million, offset by cash acquired of $141 million.
Archaea Energy
On 28 December 2022, bp acquired 100% of the issued common stock of Archaea Energy Inc. a leading producer of renewable natural gas (RNG) in the US, that was listed on the New York Stock Exchange.
The acquisition expands bp’s presence in the US biogas industry, enhancing its ability to support customers’ decarbonization goals and progressing its aim to reduce the average lifecycle carbon intensity of the energy products it sells.
The total cash consideration for the transaction, all paid at completion, was $3,137 million.
The transaction has been accounted for as a business combination using the acquisition method. The provisional fair values of the identifiable assets and liabilities acquired, as at the date of acquisition, are shown in the table below. The intangible assets recognized are primarily the biogas rights agreements Archaea Energy has with landfill owners. The goodwill recognized reflects the part of the project development pipeline that did not qualify for separate recognition at the acquisition date and goodwill arising from recognition of deferred tax liabilities on fair value uplifts. The goodwill balance is not expected to be deductible for tax purposes.
The transaction included a step acquisition of the Mavrix LLC joint venture, which bp and Archaea Energy each held a 50% interest in prior to this transaction. The fair value of bp’s interest in Mavrix LLC immediately before the acquisition date was $373 million and the gain recognized in ‘Interest and other income’ as a result of remeasuring this interest to fair value was $267 million.

$ million
2022
Assets
Property plant and equipment	885
Goodwill	409
Intangible assets	3,475
Investments in equity-accounted entities	917
Inventory	42
Trade and other receivables	67
Cash and cash equivalents	107
Liabilities
Trade and other payables	(1,032)
Finance debt	(1,044)
Deferred tax liabilities	(293)
Provisions	(16)
Non-controlling interest	(7)
Total consideration	3,510
Of which:
Cash	3,137
Fair value of previously held interest in Mavrix LLC	373
As the transaction completed shortly prior to the end of the reporting period, the acquisition-date fair values of the assets and liabilities acquired are provisional. As we gain further understanding of the acquired assets and development pipeline, these fair values may be subsequently adjusted, including goodwill.
An analysis of the cash flows relating to the acquisition included within the cash flow statement for the full year 2022 is provided below.

$ million
2022
Transaction costs of the acquisition (included in cash flows from operating activities)	56
Cash consideration paid, net of cash acquired (included in cash flows from investing activities)	3,030
Total net cash outflow for the acquisition	3,086
Settlement of acquired debt and warrants liabilities immediately after completion (included in cash flows from financing activities)	1,044
Total net cash outflow related to the acquisition	4,130

The revenues and profit before tax generated by the acquired activities from the date of acquisition to 31 December 2022 were immaterial. If the business combination had taken place on 1 January 2022, it is estimated that the acquired activities would have generated revenues of $370 million and losses before tax of $169 million.
Other acquisitions
The fair value of the net assets (including goodwill) recognized from other business combinations in the full year was $611 million. This principally related to the acquisitions of the Flat Ridge 2 onshore wind farm and EDF Energy Services in North America.